Exhibit 10.1

SAHARA LAS VEGAS CORP.

3221 S. TORREY PINES

LAS VEGAS, NEVADA 89146

                    June 3, 2008

VIA FACSIMILE AND OVERNIGHT MAIL

LVTI LLC

3980 Howard Hughes Parkway, Suite 150

Las Vegas, NV 89169-5905

Attention: Chris Milam

Facsimile Number: (702) 835-5315

Re:	Option Agreement, dated as of June 24, 2006 (the “Original Agreement”), by and between Sahara Las Vegas Corp., a Nevada corporation (“Optionor”), and LVTI LLC, a Delaware limited liability company (“Optionee”), as amended by that certain First Amendment to Option Agreement, dated as of September 13, 2006 (the “First Amendment”), as further amended by that certain Second Amendment to Option Agreement, dated as of December 15, 2006 (the “Second Amendment”), as further amended by that certain Third Amendment to Option Agreement, dated as of March 27, 2007 (the “Third Amendment”), as further amended by that certain Fourth Amendment to Option Agreement, dated as of March 30, 2007 (the “Fourth Amendment”), and as further amended by that certain Fifth Amendment to Option Agreement, dated as of June 4, 2007 (the “Fifth Amendment”, and collectively with the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Original Agreement, the “Agreement”)

Gentlemen:

Reference is made herein to the above-captioned Agreement. Initially capitalized terms used and not otherwise defined herein shall have the respective meanings assigned thereto in the Agreement.

Clause (iii) of Paragraph 2.2 of the Agreement requires that a Carry Option Payment in the amount of $2,866,677.00 shall be paid by Optionee to Optionor on or before June 2, 2008 (the “Required June Payment”). Time is of the essence as to each and every provision of the Agreement.

Optionee failed to make the Required June Payment on or before June 2, 2008 as required by the terms of the Agreement. As such, Optionee has materially breached the terms of the Agreement and is in material default thereunder.

Please be advised that Optionor hereby terminates the Agreement due to the failure of Optionee to make the Required June Payment as and when due in accordance with the Agreement.

Optionor shall retain all Option Payments and other payments and amounts previously made by Optionee under the Agreement as liquidated damages in accordance with Section 2.3 of the Agreement.

This letter shall also serve as notice to the Title Company to immediately record the Termination of Memorandum of Option against the Property in accordance with Section 1.4 of the Agreement.

Very truly yours,

SAHARA LAS VEGAS CORP., a Nevada corporation

By:	/s/ Paul W. Lowden
Paul W. Lowden, President

cc:	Pillsbury Winthrop Shaw Pittman LLP

1540 Broadway

New York, NY 10036

Attention: Ronald A. Fleming, Jr.

Facsimile Number: (212) 858 1500

Kummer, Kaempfer, Bonner, Renshaw & Ferrario

3800 Howard Hughes Parkway, Suite 700

Las Vegas, NV 89109

Attention: Chris Kaempfer

Facsimile Number: (702) 796-7181

Stewart Title Company of Nevada

3773 Howard Hughes Parkway, Suite 160N

Las Vegas, NV 89109

Attention: Linda Jones, Escrow Officer

Re: Order Number 601181-LJJ

Stewart Title Company of Nevada

376 E. WRM Springs Road

Suite 190

Las Vegas, NV 89119

Attention: Linda Jones, Escrow Officer

Re: Order Number 601181-LJJ

Facsimile Number: (866) 652-5315

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